ROCHDALE INVESTMENT TRUST

                            SUPPLEMENT TO PROSPECTUS

                              DATED APRIL 30, 2004
                                 AS SUPPLEMENTED
                                 AUGUST 27, 2004
                              AND DECEMBER 10, 2004

                THE DATE OF THIS SUPPLEMENT IS DECEMBER 31, 2004

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The Rochdale Atlas Portfolio ("Portfolio") is one of several investment portfolios that comprise Rochdale Investment Trust ("Trust"). Along with Mr. Carl Acebes and Mr. Garrett R. D'Alessandro, Ms. Audrey H. Kaplan is responsible for the day-to-day management of the Portfolio. Ms. Kaplan is Senior Vice President - Quantitative Research with the Advisor. Ms. Kaplan joined the Advisor in 2004. Her previous experience includes Quantitative Analyst Consultant - Hedge Fund Expansion Strategy with BlueCrest Capital Management, Vice President - European Quantitative Strategist with Merrill Lynch International, and Project Manager - Global Emerging Markets Research with Robert Fleming & Co., Ltd.

                PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
           THE DATE OF THIS PROSPECTUS SUPPLEMENT IS DECEMBER 31, 2004

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                                     (Rochdale Investment Trust's SEC Investment
                                           Company Act file number is 811-08685)